INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Amendment No. 3 to the Registration Statement
No. 333-102588 of Oppenheimer Principal Protected Trust on Form N-1A of our
reports dated February 24, 2003 appearing in the Annual Disclosure Statement of Merrill Lynch Bank USA for the year ended December 27, 2002 and incorporated by reference in the Prospectus, which is part of this
Registration Statement.

/s/ Deloitte & Touche LLP
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Deloitte & Touche LLP

Salt Lake City, Utah
May 27, 2003